                                                                     EXHIBIT 99


(CNT LOGO (REGISTERED TRADEMARK))

NEWS RELEASE
FOR IMMEDIATE RELEASE

                       CNT REPORTS SECOND QUARTER RESULTS

                     Inrange Integration Proceeding on Plan


MINNEAPOLIS, AUGUST 26, 2003 -CNT (Nasdaq: CMNT)

CNT today reported financial results for the fiscal second quarter and six months ended July 31, 2003. Second quarter revenue totaled $96.7 million, compared to $48.9 million in the second quarter of 2002. Revenue for the six months ended July 31, 2003 totaled $149.0 million, compared to $94.1 million in the first six months of 2002. Revenues for the second quarter and first six months of 2003 include the acquisition of Inrange Technologies from May 5, 2003.

On the basis of generally accepted accounting principles (GAAP), the company reported a net loss for the fiscal second quarter of $25.8 million, or $.96 per share, compared to a net loss of $2.1 million, or $.07 per share, in the year-ago quarter. On a pro forma basis, the company reported net income of $574,000 or $.02 per share in the fiscal second quarter. Pro-forma results for the fiscal 2003 second quarter exclude a $19.7 million charge for in-process research and development, integration charges of $5.0 million, and $1.7 million of intangibles amortization associated with the recent acquisition of Inrange Technologies. Pro forma results for the second quarter of 2002 exclude $211,000 of costs for an earn-out related to the BI-Tech acquisition and legal fees for potential acquisitions. Pro-forma net income (loss) for the fiscal second quarter of 2003 and 2002 include income taxes at a 34% effective rate.

On the basis of generally accepted accounting principles (GAAP), the company reported a net loss for the six months ended July 31, 2003 of $27.9 million, or $1.03 per share, compared to a net loss of $15.9 million, or $.54 per share, for the same period of fiscal 2002. On a pro forma basis, the company reported a net loss of $125,000 for the six months ended July 31, 2003. Pro-forma results for the first six months of 2003 exclude the $19.7 million charge for in-process research and development, integration charges related to the Inrange acquisition of $5.0 million, and intangibles amortization of

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

$1.7 million associated with the recent acquisition of Inrange Technologies, and $312,000 for the BI-Tech earn-out. Pro forma results for the first six months of 2002 exclude a $10.1 million charge for the cumulative effect of a change in accounting principle, and $211,000 of costs for the BI-Tech earn-out and potential acquisitions. Pro forma results for the first six months of 2003 and 2002 include income taxes at a 34% effective rate.

"On May 5, 2003, we completed our strategic acquisition of Inrange Technologies for $190 million in cash. At that time, it was our plan to have the integration substantially complete prior to the completion of our second quarter. We also expected to deliver on annual cost savings of between $10-$15 million, to be fully phased in by early 2004," commented Tom Hudson, CNT's chairman, president and chief executive officer. "I am pleased to report that we have exceeded our cose savings targets and made excellent progress on our integration of the two companies. Specifically, the following progress on the integration of Inrange since the May 5, 2003 acquisition:

         o The sales and professional services organizations have been fully integrated and the combined sales and consulting force have been cross-trained on the new combined product offerings. The combined company now has over 450 customer facing sales and consulting personnel worldwide.

         o The customer support groups, including the call center, help-desk and logistics, have been consolidated. The combined worldwide group now represents approximately 275 customer facing support personnel.

         o On July 7, 2003 the company switched over to the CNT information technology systems. This integration was completed in 53 days and included ERP, CRM, voice and e-mail systems.

         o During the quarter we consolidated numerous sales and services offices in the United States and Europe and are in the process of sub-leasing excess facilities.

         o On August 1, 2003 the transfer of manufacturing & purchasing operations from Minneapolis to Lumberton commenced.

         o During the quarter we announced the first fully integrated SAN/MAN/WAN 256 part fibre channel director. This product has laboratory and customer proven CNT technology that offers a seamless, on demand, integrated solution for large customer networks. This is achieved by providing the FC/9000 with X-blades for FC to IP connectivity for wide area (WAN) and wave division multiplexer blades for dark fibre metro area
                  (MAN) networks. We will start shipping in the third quarter.

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


         o We announced the consolidation of the CNT and Inrange channel extension and storage networking product offerings. One CNT product family can now provide all of the same functionality previously provided by four products. We will continue to service all product lines to fulfill customer contracts and commitments.

         o Several of the non-core product offerings acquired from the acquisition have been closed or divested and the company is in the process of divesting several other non-core product offerings."

"We have exceeded our integration targets established when we completed the Inrange acquisition. The actions outlined above resulted in a net reduction of approximately 150 employees and a reduction in the annual expense run-rate for the combined entity which we estimate to be approximately $20 million, significantly better than the $10-$15 million we originally targeted. Between now and year-end, we expect the company will complete the integration, including the complete migration of all manufacturing and supply chain functions to Lumberton," Hudson added.

"In June we added integrated metropolitan area network (MAN) and wide area network (WAN) capabilities to our FC/9000 Fibre Channel/FICON Director product. With the addition of support for MAN and WAN environments, the FC/9000 is now uniquely positioned to support long distance applications using high-speed interfaces at virtually unlimited distances. This is another industry first for the FC/9000 and builds on CNT's commitment to providing customers with asset protection for their business continuity and storage networking solutions, for all SAN, MAN and WAN environments," continued Hudson.

"Integration charges of $3.4 million included in operating expenses for the second quarter primarily reflect wages and severance for terminated employees, and extra travel costs for integration activities. We also recorded a $1.6 million charge for the write-down of inventory resulting from the integration of the product strategies for the new combined entity," said Greg Barnum, CNT's chief financial officer. "During the third quarter we expect to record an additional integration charge of approximately $1.0 million primarily for wages and severance. We are still in the process of finalizing the purchase price allocation for the Inrange acquisition."

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

OUTLOOK

         For the third quarter of 2003 we anticipate that revenues will be in the range of $100 to $110 million and pro-forma earnings from continuing operations will be in the range of $.03 to $.07 per share, excluding amortization of intangibles, integration charges and any earn-out related to the BI-Tech acquisition.

CONFERENCE CALL AND WEBCAST INFORMATION

CNT WILL HOLD A CONFERENCE CALL AND WEBCAST THIS AFTERNOON AT 4:30 PM CENTRAL DAYLIGHT TIME, 5:30 PM DAYLIGHT STANDARD TIME, TUESDAY, AUGUST 26, 2003, TO DISCUSS FISCAL SECOND QUARTER FINANCIAL RESULTS. THE WEBCAST IS AVAILABLE THROUGH CNT'S WEB SITE AT HTTP://WWW.CNT.COM/CNT/FINANCIALS. TO PARTICIPATE VIA TELEPHONE, DIAL 212-346-6399 AND ASK FOR THE CNT EARNINGS CALL. A ONE-WEEK WEBCAST REPLAY WILL BE AVAILABLE AT HTTP://WWW.CNT.COM/CNT/FINANCIALS. A RECONCILIATION OF PRO FORMA INFORMATION TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ARE AVAILABLE AT HTTP://WWW.CNT.COM/CNT/FINANCIALS. A TWO-DAY TELEPHONE REPLAY WILL BE AVAILABLE AT 800-633-8284 OR 402-977-9140; ENTER 21158213# AT THE RESERVATION NUMBER PROMPT


ABOUT CNT

CNT is one of the world's largest providers of comprehensive storage networking solutions, products, and services. For 20 years, businesses around the world have depended on us to deliver business continuity solutions that drive business efficiencies, lowering costs and reducing IT risks across the enterprise. CNT applies its expertise in storage architecture to help companies build end-to-end solutions that include analysis, planning and design, multi-vendor integration, connectivity, implementation and ongoing remote management of the SAN or storage infrastructure. For more information, visit CNT's web site at http://www.cnt.com or call 763-268-6000. All brand names and product names are trademarks or registered trademarks of their respective companies.


FOR ADDITIONAL INFORMATION, CONTACT:
Greg Barnum, VP of Finance & CFO                Jennifer Weidauer, Public Relations
763-268-6110; greg_barnum@cnt.com               763-268-8367; jennifer_weidauer@cnt.com


         Certain statements in this press release and in documents we have filed with the Securities and Exchange Commission, and oral statements made by or with the approval of our executive officers contain "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include statements about our anticipated receipt of orders and their impact on quarterly sales, business strategy, expectations regarding future revenue levels, gross margins, expenses, operating margins and earnings per share, timing of and plans for the introduction or phase-out of products or services, enhancements of existing products or services, plans for hiring additional personnel, entering into strategic partnerships, activities related to the integration of Inrange into our business and other plans, objectives, expectations and intentions that are not historical fact.



         The words "may," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "intend," "potential" or "continue" and similar expressions are generally intended to identify forward-looking statements, although not all CNT forward-looking statements contain these identifying words. These forward-looking statements involve risks and uncertainties. Actual results could differ materially from those expressed or implied by these forward-looking statements as a result of certain risk factors, including but not limited to (i) competitive factors, including pricing pressures, (ii) variability in quarterly sales, (iii) economic trends generally and in various geographic markets; (iv) relationships with our strategic partners; (v) unanticipated risks associated with introducing new services, products and features; (vi) technological change affecting our products; (vii) whether any delayed orders will be received;
(viii) whether we will be able to successfully and efficiently integrate Inrange; and (ix) other events and other important factors disclosed previously and from time to time in our filings with the U.S. Securities and Exchange Commission. These statements are only predictions. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.



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






                                       CNT
                        CONSOLIDATED STATEMENTS OF INCOME
                      (in thousands, except per share data)
                                   (unaudited)


                                                             Three months ended         Six months ended
                                                           ----------------------    ----------------------
                                                                  JULY 31,                  JULY 31,
                                                             2003          2002        2003         2002
                                                           ---------    ---------    ---------    ---------
REVENUE:
  Product sales ........................................   $  63,489    $  33,128    $  97,893    $  62,882
  Service fees .........................................      33,224       15,738       51,150       31,196
                                                           ---------    ---------    ---------    ---------
      Total revenue ....................................      96,713       48,866      149,043       94,078
                                                           ---------    ---------    ---------    ---------

COST OF REVENUE:
  Cost of product sales ................................      35,966       19,612       57,600       36,980
  Cost of service fees .................................      20,296        9,308       30,382       19,068
  Amortization of developed technology .................       1,055         --          1,055         --
  Integration Charge ...................................       1,607         --          1,607         --
                                                           ---------    ---------    ---------    ---------
      Total cost of revenue ............................      58,924       28,920       90,644       56,048
                                                           ---------    ---------    ---------    ---------

GROSS PROFIT ...........................................      37,789       19,946       58,399       38,030
                                                           ---------    ---------    ---------    ---------

OPERATING EXPENSES:
  Sales and marketing ..................................      23,059       14,208       37,265       29,785
  Engineering and development ..........................      11,682        6,591       17,602       13,259
  General and administrative ...........................       4,121        2,694        6,677        5,207
  Amortization of customer list and trademarks .........         607         --            607         --
  In-process research and development charge ...........      19,706         --         19,706         --
  Integration charge ...................................       3,429         --          3,429         --
                                                           ---------    ---------    ---------    ---------
      Total operating expenses .........................      62,604       23,493       85,286       48,251
                                                           ---------    ---------    ---------    ---------

LOSS FROM OPERATIONS ...................................     (24,815)      (3,547)     (26,887)     (10,221)
                                                           ---------    ---------    ---------    ---------

OTHER INCOME (EXPENSE):
  Net gain on sale of marketable securities ............        --           --            747         --
  Other, net ...........................................        (719)         373         (766)       1,429
                                                           ---------    ---------    ---------    ---------
     OTHER INCOME (EXPENSE), NET .......................        (719)         373          (19)       1,429
                                                           ---------    ---------    ---------    ---------

LOSS BEFORE INCOME TAXES ...............................     (25,534)      (3,174)     (26,906)      (8,792)

PROVISION (BENEFIT) FOR INCOME TAXES ...................         288       (1,068)         998       (2,989)
                                                           ---------    ---------    ---------    ---------

NET LOSS BEFORE CUMULATIVE EFFECT OF
   CHANGE IN ACCOUNTING PRINCIPLE ......................     (25,822)      (2,106)     (27,904)      (5,803)
                                                           ---------    ---------    ---------    ---------

Cumulative effect of change in accounting principle ....        --           --           --        (10,068)

                                                           ---------    ---------    ---------    ---------
NET LOSS ...............................................   $ (25,822)   $  (2,106)   $ (27,904)   $ (15,871)
                                                           =========    =========    =========    =========

BASIC AND DILUTED LOSS PER SHARE:
  NET LOSS BEFORE CUMULATIVE EFFECT OF CHANGE
     IN ACCOUNTING PRINCIPLE ...........................   $    (.96)   $    (.07)   $   (1.03)   $    (.20)
                                                           =========    =========    =========    =========
  CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE ..   $    --      $    --      $    --      $    (.34)
                                                           =========    =========    =========    =========
  NET LOSS .............................................   $    (.96)   $    (.07)   $   (1.03)   $    (.54)
                                                           =========    =========    =========    =========
  SHARES ...............................................      26,979       28,466       26,973       29,437
                                                           =========    =========    =========    =========



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






                                       CNT
                   CONSOLIDATED PRO FORMA STATEMENTS OF INCOME
                      (in thousands, except per share data)
                                   (unaudited)


                                                    Three months ended             Six months ended
                                                --------------------------    --------------------------
                                                         JULY 31,                     JULY 31,
                                                    2003           2002          2003           2002
                                                -----------    -----------    -----------    -----------
REVENUE:
  Product sales .............................   $    63,489    $    33,128    $    97,893    $    62,882
  Service fees ..............................        33,224         15,738         51,150         31,196
                                                -----------    -----------    -----------    -----------
      Total revenue .........................        96,713         48,866        149,043         94,078
                                                -----------    -----------    -----------    -----------

COST OF REVENUE:
  Cost of product sales .....................        35,966         19,612         57,600         36,980
  Cost of service fees ......................        20,296          9,290         30,251         19,050
                                                -----------    -----------    -----------    -----------
      Total cost of revenue .................        56,262         28,902         87,851         56,030
                                                -----------    -----------    -----------    -----------

GROSS PROFIT ................................        40,451         19,964         61,192         38,048
                                                -----------    -----------    -----------    -----------

OPERATING EXPENSES:
  Sales and marketing .......................        23,059         14,181         37,107         29,758
  Engineering and development ...............        11,682          6,556         17,602         13,224
  General and administrative ................         4,121          2,563          6,654          5,076
                                                -----------    -----------    -----------    -----------
      Total operating expenses ..............        38,862         23,300         61,363         48,058
                                                -----------    -----------    -----------    -----------

INCOME FROM OPERATIONS ......................         1,589         (3,336)          (171)       (10,010)
                                                -----------    -----------    -----------    -----------

     OTHER INCOME (EXPENSE), NET ............          (719)           373            (19)         1,429
                                                -----------    -----------    -----------    -----------

INCOME (LOSS) BEFORE INCOME TAXES ...........           870         (2,963)          (190)        (8,581)

PROVISION (BENEFIT) FOR INCOME TAXES ........           296         (1,007)           (65)        (2,918)
                                                -----------    -----------    -----------    -----------
NET INCOME (LOSS) ...........................   $       574    $    (1,956)   $      (125)   $    (5,663)
                                                ===========    ===========    ===========    ===========

BASIC INCOME (LOSS) PER SHARE:
  NET INCOME (LOSS) .........................   $       .02    $      (.07)   $        --    $      (.19)
                                                ===========    ===========    ===========    ===========
  SHARES ....................................        26,979         28,466         26,973         29,437
                                                ===========    ===========    ===========    ===========

DILUTED INCOME (LOSS) PER SHARE:
  NET INCOME (LOSS) .........................   $       .02    $      (.07)   $        --    $      (.19)
                                                ===========    ===========    ===========    ===========
  SHARES ....................................        27,857         28,466         26,973         29,437
                                                ===========    ===========    ===========    ===========



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

                                       CNT
                           CONSOLIDATED BALANCE SHEETS
                      (in thousands, except per share data)


                                                           JULY 31,       January 31,
                                                             2003            2003
                                                         (UNAUDITED)
                                                        -------------    -------------
                             ASSETS

Current assets:
    Cash and cash equivalents .......................   $      51,545    $      98,341
    Marketable securities ...........................           8,644          111,143
    Receivables, net ................................          92,110           56,040
    Inventories .....................................          23,769           24,091
    Other current assets ............................           4,131            2,118
                                                        -------------    -------------
        Total current assets ........................         180,199          291,733
                                                        -------------    -------------

Property and equipment, net .........................          41,761           22,566
Field support spares, net ...........................          11,202            6,009
Goodwill, net .......................................         108,991           14,113
Other intangibles, net ..............................          36,638            1,669
Other assets ........................................           3,306            3,079
                                                        -------------    -------------
                                                        $     382,097    $     339,169
                                                        =============    =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Accounts payable ................................   $      27,480    $      16,889
    Accrued liabilities .............................          53,145           25,060
    Deferred revenue ................................          41,211           19,340
    Current installments of capital lease ...........             290              708
                                                        -------------    -------------
       Total current liabilities ....................         122,126           61,997
                                                        -------------    -------------

Convertible subordinated debt .......................         125,000          125,000
Deferred tax liability ..............................             473              541
                                                        -------------    -------------
        Total liabilities ...........................         247,599          187,538
                                                        -------------    -------------

Shareholders equity:
     Preferred stock
    Common stock, $.01 par value; authorized
        100,000 shares, issued and outstanding
        27,159 at July 31, 2003 and
        26,921 at January 31, 2003 ..................             272              269
    Additional paid-in capital ......................         185,499          173,955
    Unearned compensation ...........................            (487)            (675)
    Accumulated deficit .............................         (50,850)         (22,946)
    Accumulated other comprehensive income (loss) ...              64            1,028
                                                        -------------    -------------
        Total shareholders' equity ..................         134,498          151,631
                                                        -------------    -------------
                                                        $     382,097    $     339,169
                                                        =============    =============


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

                                       CNT
            CONSOLIDATED PRO FORMA PRODUCT AND SERVICE GROSS MARGINS
                      (in thousands, except per share data)
                                   (unaudited)


                                               Three months ended                              Three months ended
                                                  JULY 31, 2003                                   July 31, 2002
                                 ----------------------------------------------   ----------------------------------------------
                                                     PRO FORMA                         As             Pro forma
                                 AS REPORTED        ADJUSTMENTS      PRO FORMA      Reported         Adjustments     Pro forma
                                 ------------      ------------    ------------   ------------      ------------    ------------
REVENUE:
  CNT product sales ..........   $     51,038      $         --      $   51,038   $     23,660      $         --          23,660
  Third party product sales ..         12,451                --          12,451          9,468                --           9,468
  Maintenance fees ...........         22,018                --          22,018         10,915                --          10,915
  Consulting fees ............         11,206                --          11,206          4,823                --           4,823
                                 ------------      ------------    ------------   ------------      ------------    ------------
      Total revenue ..........         96,713                --          96,713         48,866                --          48,866
                                 ------------      ------------    ------------   ------------      ------------    ------------

COST OF REVENUE:
  Cost of CNT product sales ..         25,721                --          25,721         12,360                --          12,360
  Cost of third party product
     sales....................         10,245                --          10,245          7,252                --           7,252
  Cost of maintenance fees ...         11,377                --          11,377          5,434                --           5,434
  Cost of consulting fees ....          8,919                --           8,919          3,874(3)            (18)          3,856
  Amortization of developed
     technology ..............          1,055(1)         (1,055)             --             --                --              --
  Integration charge .........          1,607(2)         (1,607)             --             --                --              --
                                 ------------      ------------    ------------   ------------      ------------    ------------
      Total cost of revenue ..         58,924            (2,662)         56,262         28,920               (18)         28,902
                                 ------------      ------------    ------------   ------------      ------------    ------------

GROSS PROFIT .................   $     37,789      $      2,662    $     40,451   $     19,946      $         18          19,964
                                 ============      ============    ============   ============      ============    ============



                                                  Six months ended                             Six months ended
                                                   JULY 31, 2003                                July 31, 2002
                                   -------------------------------------------   -------------------------------------------
                                                     PRO FORMA                       As           Pro forma
                                   AS REPORTED      ADJUSTMENTS     PRO FORMA     Reported        Adjustments     Pro forma
                                   -----------      -----------    -----------   -----------      -----------    -----------
REVENUE:
  CNT product sales ............   $    69,332      $        --    $    69,332   $    45,912      $        --         45,912
  Third party product sales ....        28,561               --         28,561        16,970               --         16,970
  Maintenance fees .............        32,856               --         32,856        21,864               --         21,864
  Consulting fees ..............        18,294               --         18,294         9,332               --          9,332
                                   -----------      -----------    -----------   -----------      -----------    -----------
      Total revenue ............       149,043               --        149,043        94,078               --         94,078
                                   -----------      -----------    -----------   -----------      -----------    -----------

COST OF REVENUE:
  Cost of CNT product sales ....        34,035               --         34,035        23,324               --         23,324
  Cost of third party product
    sales ......................        23,565               --         23,565        13,656               --         13,656
  Cost of maintenance fees .....        16,779               --         16,779        11,445               --         11,445
  Cost of consulting fees ......        13,603(3)          (131)        13,472         7,623(3)           (18)         7,605
  Amortization of developed
    technology .................         1,055(1)        (1,055)            --            --               --             --
  Integration charge ...........         1,607(2)        (1,607)            --            --               --             --
                                   -----------      -----------    -----------   -----------      -----------    -----------
      Total cost of revenue ....        90,644           (2,793)        87,851        56,048              (18)        56,030
                                   -----------      -----------    -----------   -----------      -----------    -----------

GROSS PROFIT ...................   $    58,399      $     2,793    $    61,192   $    38,030      $        18         38,048
                                   ===========      ===========    ===========   ===========      ===========    ===========



(1) Amortization expense related to developed technology from the Inrange acquisition

(2) Write-down of inventory resulting from integration of CNT and Inrange product offerings

(3) Represents the expense related to the earn-out payable to the BI-Tech employees.


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



                                       CNT
                   CONSOLIDATED PRO FORMA STATEMENTS OF INCOME
                      (in thousands, except per share data)
                                   (unaudited)


                                                       Three months ended                         Three months ended
                                                          JULY 31, 2003                              July 31, 2002
                                          -----------------------------------------    -----------------------------------------
                                                            PRO FORMA                      As           Pro forma
                                          AS REPORTED      ADJUSTMENTS    PRO FORMA     Reported        Adjustments   Pro forma
                                          -----------      -----------   ----------    ----------       -----------   ----------
REVENUE:
  Product sales .......................   $   63,489       $       --    $   63,489    $   33,128       $       --        33,128
  Service fees ........................       33,224               --        33,224        15,738               --        15,738
                                          ----------       ----------    ----------    ----------       ----------    ----------
      Total revenue ...................       96,713               --        96,713        48,866               --        48,866
                                          ----------       ----------    ----------    ----------       ----------    ----------

COST OF REVENUE:
  Cost of product sales ...............       35,966               --        35,966        19,612               --        19,612
  Cost of service fees ................       20,296               --        20,296         9,308              (18)        9,290
  Amortization of developed
   technology .........................        1,055(2)        (1,055)           --            --               --            --
  Integration charge ..................        1,607(3)        (1,607)           --            --               --            --
                                          ----------       ----------    ----------    ----------       ----------    ----------
      Total cost of revenue ...........       58,924           (2,662)       56,262        28,920              (18)       28,902
                                          ----------       ----------    ----------    ----------       ----------    ----------

GROSS PROFIT ..........................       37,789            2,662        40,451        19,946               18        19,964
                                          ----------       ----------    ----------    ----------       ----------    ----------

OPERATING EXPENSES:
  Sales and marketing .................       23,059               --        23,059        14,208              (27)       14,181
  Engineering and development .........       11,682               --        11,682         6,591              (35)        6,556
  General and administrative ..........        4,121               --         4,121         2,694(8)          (131)        2,563
  Amortization of customer list
    and trademarks ....................          607(4)          (607)           --            --               --            --
  In-process research and development
    charge ............................       19,706(5)       (19,706)           --            --               --            --
  Integration charge ..................        3,429(6)        (3,429)           --            --               --            --
                                          ----------       ----------    ----------    ----------       ----------    ----------
      Total operating expenses ........       62,604          (23,742)       38,862        23,493             (193)       23,300
                                          ----------       ----------    ----------    ----------       ----------    ----------

INCOME (LOSS) FROM OPERATIONS .........      (24,815)          26,404         1,589        (3,547)             211        (3,336)
                                          ----------       ----------    ----------    ----------       ----------    ----------

     OTHER INCOME (EXPENSE), NET ......         (719)              --          (719)          373               --           373
                                          ----------       ----------    ----------    ----------       ----------    ----------

INCOME (LOSS) BEFORE INCOME TAXES .....      (25,534)          26,404           870        (3,174)             211        (2,963)

PROVISION (BENEFIT) FOR INCOME TAXES ..          288(7)             8           296        (1,068)(7)           61        (1,007)
                                          ----------       ----------    ----------    ----------       ----------    ----------

NET INCOME (LOSS) .....................   $  (25,822)      $   26,396    $      574    $   (2,106)      $      150        (1,956)
                                          ==========       ==========    ==========    ==========       ==========    ==========

BASIC INCOME (LOSS) PER SHARE:
  NET INCOME (LOSS) ...................   $     (.96)      $      .98    $      .02    $     (.07)      $      .01    $     (.07)
                                          ==========       ==========    ==========    ==========       ==========    ==========
  SHARES ..............................       26,979           26,979        26,979        28,466           28,466        28,466
                                          ==========       ==========    ==========    ==========       ==========    ==========

DILUTED INCOME (LOSS) PER SHARE:
  NET INCOME (LOSS) ...................   $     (.96)      $      .98    $      .02    $     (.07)      $      .01    $     (.07)
                                          ==========       ==========    ==========    ==========       ==========    ==========
  SHARES ..............................       26,979           26,979        27,857        28,466           28,466        28,466
                                          ==========       ==========    ==========    ==========       ==========    ==========


(1) - REPRESENTS THE EXPENSE RELATED TO THE EARN-OUT PAYABLE TO THE BI-TECH EMPLOYEES.

(2) - AMORTIZATION EXPENSE RELATED TO THE DEVELOPED TECHNOLOGY FROM THE INRANGE ACQUISITION.

(3) - WRITE-DOWN OF INVENTORY RESULTING FROM INTEGRATION OF CNT AND INRANGE PRODUCT OFFERINGS

(4) - AMORTIZATION EXPENSE RELATED TO THE CUSTOMER LIST AND TRADEMARKS FROM THE INRANGE ACQUISITION

(5) - IN-PROCESS RESEARCH AND DEVELOPMENT CHARGE RELATED TO THE INRANGE ACQUISITION.

(6) - INTEGRATION CHARGE RELATED TO THE INRANGE ACQUISITION, PRIMARILY WAGES AND SEVERANCE.

(7)      - TAX EXPENSE CALCULATED AT AN EFFECTIVE TAX RATE OF 34%

(8)      - $122,000 LEGAL EXPENSES RELATED TO POTENTIAL ACQUISITIONS.


                                     (MORE)

                                       CNT
                   CONSOLIDATED PRO FORMA STATEMENTS OF INCOME
                      (in thousands, except per share data)
                                   (unaudited)


                                                          Six months ended                          Six months ended
                                                            JULY 31, 2003                             July 31, 2002
                                           -----------------------------------------    -----------------------------------------
                                                             PRO FORMA                      As           Pro forma
                                           AS REPORTED      ADJUSTMENTS    PRO FORMA     Reported        Adjustments   Pro forma
                                           ----------       -----------   ----------    ----------       -----------   ----------
REVENUE:
  Product sales ........................   $   97,893       $       --    $   97,893    $   62,882       $       --        62,882
  Service fees .........................       51,150               --        51,150        31,196               --        31,196
                                           ----------       ----------    ----------    ----------       ----------    ----------
      Total revenue ....................      149,043               --       149,043        94,078               --        94,078
                                           ----------       ----------    ----------    ----------       ----------    ----------

COST OF REVENUE:
  Cost of product sales ................       57,600               --        57,600        36,980               --        36,980
  Cost of service fees .................       30,382 (1)         (131)       30,251        19,068 (1)          (18)       19,050
  Amortization of developed
    technology .........................        1,055 (2)       (1,055)           --            --               --            --
  Integration charge ...................        1,607 (9)       (1,607)           --            --               --            --
                                           ----------       ----------    ----------    ----------       ----------    ----------
      Total cost of revenue ............       90,644           (2,793)       87,851        56,048              (18)       56,030
                                           ----------       ----------    ----------    ----------       ----------    ----------

GROSS PROFIT ...........................       58,399            2,793        61,192        38,030               18        38,048
                                           ----------       ----------    ----------    ----------       ----------    ----------

OPERATING EXPENSES:
  Sales and marketing ..................       37,265 (1)         (158)       37,107        29,785 (1)          (27)       29,758
  Engineering and development ..........       17,602               --        17,602        13,259 (1)          (35)       13,224
  General and administrative ...........        6,677 (1)          (23)        6,654         5,207 (1)         (131)        5,076
                                                                                                   (8)
  Amortization of customer list
    and trademarks .....................          607 (4)         (607)           --            --               --            --
  In-process research and development
    charge .............................       19,706 (5)      (19,706)           --            --               --            --

  Integration charge ...................        3,429 (3)       (3,429)           --            --               --
                                           ----------       ----------    ----------    ----------       ----------    ----------
      Total operating expenses .........       85,286          (23,923)       61,363        48,251             (193)       48,058
                                           ----------       ----------    ----------    ----------       ----------    ----------

INCOME (LOSS) FROM OPERATIONS ..........      (26,887)          26,716          (171)      (10,221)             211       (10,010)
                                           ----------       ----------    ----------    ----------       ----------    ----------

     OTHER INCOME (EXPENSE), NET .......          (19)              --           (19)        1,429               --         1,429
                                           ----------       ----------    ----------    ----------       ----------    ----------

INCOME (LOSS) BEFORE INCOME TAXES ......      (26,906)          26,716          (190)       (8,792)             211        (8,581)

PROVISION (BENEFIT) FOR INCOME TAXES ...          998 (6)       (1,063)          (65)       (2,989)(6)           71        (2,918)
                                           ----------       ----------    ----------    ----------       ----------    ----------

NET LOSS BEFORE CUMULATIVE EFFECT OF
    CHANGE IN ACCOUNTING PRINCIPLE .....      (27,904)          27,779          (125)       (5,803)             140        (5,663)
                                           ----------       ----------    ----------    ----------       ----------    ----------

CUMULATIVE EFFECT OF CHANGE IN
    ACCOUNTING PRINCIPLE ...............           --               --            --       (10,068)(7)       10,068            --
                                           ----------       ----------    ----------    ----------       ----------    ----------
NET INCOME (LOSS) ......................   $  (27,904)      $   27,779    $     (125)   $  (15,871)      $   10,208        (5,663)
                                           ==========       ==========    ==========    ==========       ==========    ==========

BASIC & DILUTED LOSS PER SHARE:
   NET INCOME (LOSS) BEFORE
   CUMULATIVE
     EFFECT OF CHANGE IN ACCOUNTING
     PRINCIPLE .........................   $    (1.03)      $     1.03    $       --    $     (.20)      $       --          (.19)
                                           ==========       ==========    ==========    ==========       ==========    ==========
  CUMULATIVE EFFECT OF CHANGE IN
       ACCOUNTING PRINCIPLE ............           --               --            --          (.34)             .34            --
                                           ==========       ==========    ==========    ==========       ==========    ==========
  NET INCOME (LOSS) ....................   $    (1.03)      $     1.03    $       --    $     (.54)      $      .35    $     (.19)
                                           ==========       ==========    ==========    ==========       ==========    ==========
  SHARES ...............................       26,973           26,973        26,973        29,437           29,437        29,437
                                           ==========       ==========    ==========    ==========       ==========    ==========


(1) - REPRESENTS THE EXPENSE RELATED TO THE EARN-OUT PAYABLE TO THE BI-TECH EMPLOYEES.

(2) - AMORTIZATION EXPENSE RELATED TO THE DEVELOPED TECHNOLOGY FROM THE INRANGE ACQUISITION

(3) - INTEGRATION CHARGE RELATED TO THE INRANGE ACQUISITION, PRIMARILY WAGES AND SEVERANCE.

(4) - AMORTIZATION EXPENSE RELATED TO THE CUSTOMER LIST AND TRADEMARKS FROM THE INRANGE ACQUISITION.

(5) - IN-PROCESS RESEARCH AND DEVELOPMENT CHARGE RELATED TO THE INRANGE ACQUISITION.

(6)      - TAX EXPENSE CALCULATED AT AN EFFECTIVE TAX RATE OF 34%.

(7)      - CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING FOR GOODWILL.

(8)      - $122,000 LEGAL EXPENSES RELATED TO POTENTIAL ACQUISITIONS.

(9) - WRITE-DOWN OF INVENTORY RESULTING FROM INTEGRATION OF CNT AND INRANGE PRODUCT OFFERINGS

                                       ###